** CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONTRACT FOR RENDERING SERVICES No ACP-01-08

Saint-Petersburg	23 November, 2007

The Limited liability company “Firma “Profit”, hereinafter called Customer in the person of the General director V.A. Bystrov, acting under The Organisation Charter, on the one part, and the Limited liability company «Octavian. SPb», hereinafter called Executive in the person of the General director A.V. Petrovsky, acting under The Organisation Charter, on the other part, have concluded the present Contract whereby it is agreed as follows:

1. SUBJECT OF THE CONTRACT

1.1. The Executive renders services to the Customer according to the contract clause 2.1. of the present Contract and the Customer accepts the services and pays for the rendered services according to the present Contract.

2. OBLIGATIONS OF THE PARTIES

2.1. The Executive undertakes to:

2.1.1. Guarantee the opportunity to receive complete and reliable information (in digital format) on the results of Customer’s slot-machines proceeding. For running this service the Customer provides the complex of software and hardware, mentioned in the contract clauses 2.3 and 2.4, to collect and proceed information from the Customer‘s slot-machines by the Executive’s procedure.

2.1.2. Guarantee the opportunity to exercise on-line monitoring of the status and functioning of the Customer’s slot-machines in the system of progressive winnings, and also of the state of communication and data displaying devices. The mentioned monitoring is exercised in real-time mode and it provides live information about status of slot-machines and events happening to them (power switch on / off, door opening, setting changes, errors, connection breaks, attempts of unauthorized access or equipment move etc.). All received data is stored in the database and can be used to reconstruct the real situation pattern and define the results of slot-equipment operation. Retention period for live data is one month, daily data – two months, monthly data – three months. The complete description of ACP system functions is given in Appendix 1 to the present Contract.

2.1.3. Generate progressive winnings based on the data received from the Customer’s slot-machines.

2.1.4. Implement maintenance of the Customer’s ACP system. The list of services and the order of their running are mentioned in Appendix 2 to the present Contract.

2.1.5. Send its employees to exercise necessary adjustment and repair work at the Customer’s for up to 30 hours per month.

2.1.6. Instruct Customer’s technical staff and hand them all the required technical documents. The length of the instructing course and the order of payments according to the current contract clause are defined in an Additional Agreement to the present Contract.

** CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Executive’s signature

2.1.7. Inform the Customer about all additional or new facilities and services as well as about detected bugs in the System operating.

2.1.8. For all technical changes in the ACP system initiated by the Customer, Additional Agreements to the present Contract are arranged.

2.1.9. If it is necessary to update separate components of the ACP system initiated by the Executive that will not cause changes in system functions but improve the quality of rendered services, such updates are done by the Executive and at its own expense.

2.1.10. Process and store data about the operating of the Customer’s additional prize system “Bonus Club” and to compose on-line and periodic reports about the “Bonus Club” system operating.

2.1.11. Upgrade devices on those the provided service is based promptly.

2.2. The Customer undertakes to:

2.2.1. Accept rendered services on the Acceptance and Delivery Report monthly and pay for them according to the contract clause 3 of the present Contract. Undersign the report or give a reasoned rejection within 5 working days after receiving the Acceptance and Delivery Report. The report is considered to be undersigned and the services to be accepted if the Customer does not give a reasoned rejection in the referred time.

2.2.3. Arrange required conditions to Executive’s specialists to discharge their obligations according to the present Contract.

2.2.4. Use the rendered service according to its function for the RF legislation permitted purpose on condition that at service functioning no obstructions or negative effect will be provided on any devices or equipment included in the Executive’s network dealing with it, or privacy of no communications operated via the Executive’s network facilities or equipment dealing with it will be infringed.

2.2.5. If the Customer does some operations on its equipment to change the quality of the rendered service or break it, the Customer is to inform the Executive’s Control center about the starting date preliminarily and about completion of such operations as well.

2.3. In the central office the Customer is obliged to have the minimal required equipment for service rendering and fulfill the following conditions:

2.3.1. Link up a secure communication channel to connect the Executive’s Control center via private or open networks (Internet):
- network connection – channel with minimal speed 64 Kbs,
- router CISCO 1720 (with CISCO 1700 IOS IP PLUS IPSEC 56),
- modem USR Courier V90.Ext (for a cached channel),
- telephone line to be able to connect the Executive’s Control center and a local provider of network access services.

** CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Executive’s signature
2.3.2. Server:
- computer – Intel Pentium III 800/RAM256Mb/RAID contr/2x18Gb HDD/CD-ROM;
- license for Linux SLES 8;
- license for Oracle Server Standard Edition 9.

2.3.3. 3 Workstations:
- computer – Intel Pentium III 600/128Mb/HDD20Gb/CD-ROM/17” monitor;
- license for Microsoft Windows XP;
- license for Oracle 9 client.

2.3.4. Network cable system, active system hardware and uninterruptible power system for the mentioned computer devices.

2.3.5. Organise a 24-hour service of engineers on duty to control the system operating.

2.4. In the gaming areas the Customer is obliged to have the following minimal required equipment for service rendering and fulfill the following conditions:

2.4.1. Link up a secure communication channel to connect the Executive’s Control center via private or open networks (Internet):
- network connection – channel with minimal speed 19,2 Kbs,
- modem USR Courier V90.Ext (for a cached channel)
- telephone line to able to connect the Executive’s Control center, a local provider of network services and the service of Executive’s engineers on duty.

2.5. The set of the hardware can be changed at the system upgrade or the change of rendered services. The Customer bears costs on upgrade.

3. THE TOTAL VALUE OF THE CONTRACT.
THE PROCEDURE OF SETTLEMENTS

3.1. The price of one slot-machine servicing is                                    **                   , including 18% VAT –   **         .
3.2. The total sum of month payment is the product of the service cost for one slot-machine and the total number of slot-machines connected to the ACP system on the 1st day of a month.
3.3. The number of slot-machines connected to the ACP system on the 1st day of a month is mentioned in the Acceptance and Delivery Report for the rendered service.
3.4. The payments on the current Contract are done within ten days after the Acceptance and Delivery Report for the rendered service has been signed. Prepayment for one month before the complete service rendering is also available.
3.5. The mode of payment is cashless.
3.6. The Customer bears responsibility and expenses for payment transfers.
3.7. The service cost can be changed under mutual agreement only and is to arranged as an Additional Agreement to the present Contract. The Executive can suggest service cost changing once per year because of inflation rate changes confirmed with official statistic information from the State Statistical department.

** CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Executive’s signature
4. CONTRACT VALIDITY. CONTRACT CANCELLATION AND ALTERNATION

4.1. The Contract comes into force from the moment of its signature and is valid from 01 January, 2008 to 31 December, 2008.
4.2. The Contract ceases to be effective with the end of the Contract term, under the mutual agreement of the Parties or other reasons provided by the existing legislation of the RF.
4.3. All alternations and additions can be inserted into the present Contract only in written form and under the mutual agreement of the Parties.
4.4. In case the Customer infringes the bill payment period for the rendered services for more than 15 calendar days, the Executive has the right to stop service rendering. Repeated enclosure is done after the Customer’s debts are paid off.
4.5.The Customer has the right to install its own redundant network and use it for ACP system functioning if the following circumstances occur:
- a written direction from an authorized Executive’s representative is received;
- the procedure of Executive bankrupt has been started;
- the Executive cancels working on rendering services on ACP support to third parties;
- Executive liquidation;
- Executive reorganisation or change within Executive shareholders/owners including sale of the Executive to third parties in case if such change can cause Executive cancellation of rendering service on ACP support to the Customer.
The Customer has the right to support the redundant system in the real-time mode (including system configuration, database etc. without limits) to be able to switch to the redundant system without operation failures within minimal terms.
4.6. The Customer has the right to buy and produce UCB modules, computers to be used as GLM, splitters, connection cables, network and other equipment itself, install and adjust required software to connect additional gaming areas to the ACP system, additional slot-machines and to exchange failed equipment itself.
The Customer has the right to repair the equipment included into the ACP system itself.

5. RESPONSIBILITY OF THE PARTIES

5.1. The Executive does not guarantee marketability or adaptability of the service or any hardware rendered on the present Contract for a defined purpose. The Executive is in no circumstances responsible to the Customer or any third party for any consequential loss including losses of profit, incomes or business opportunities, does not matter if the Executive knew or should have known or could logically suppose that such loss may occur.
5.2. The Executive is not responsible for wrong use of methods of information collection and procession, intentional or unintentional information distortion by the Customer or any error made if running hardware or software produced by other manufactures which caused wrong accounting results, status control or generation and paying out of progressive winnings.
5.3. The Customer is responsible for the integrity of the computer system and the software installed on the computer system devices in the segment of the local computer system connected to the Customer’s database server. In case of unauthorized changes of computer devices or software, service rendering can be stopped up to the end of recovery work and system testing. The Customer bears the costs dealing with the mentioned operations.

** CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

5.4. In all other cases the Parties are responsible under the present Contract in accordance with the present legislation of the Russian Federation.

Executive’s signature
6. ECONOMIC DISPUTE PROCEDURE

6.1. All financial disputes between the parties are to adjudicated at the arbitrage of Saint-Petersburg and Leningrad region.

PARTIES’ ADDRESSES AND BANK DETAILS:
The Customer:
Limited liability company “Firma “Profit” TIN 7808041089
Pavlovsky road, 93, Pushkin, Saint-Petersburg, 196602
Settlement account No 40702810000000000030 in the JSC “Bank “Peterburg-Invest”, Saint-Petersburg
Loro account No 30101810000000000810 BIC 044030810

The Executive:
Limited liability company «Octavian. SPb» TIN 7808041089
Obvodny Channel Emb., 134-136-138 build. 425, letter A, room 29H, Saint-Petersburg, 190020
Settlement account No 40702810613000004458 in the “Vyborgsky” branch of the JSC “Bank VTB Severo-Zapad “
Loro account No 30101810200000000791 BIC 044030791

PARTIES’ SIGNATURES:

THE CUSTOMER:	THE EXECUTIVE:
Signature /s/ Valentin Bystrov	Signature /Petrovsky A.V./
Round company seal:	Round company seal:
Limited liability company	Limited liability company
Firma “Profit”	«Octavian. Spb»/«Octavian. Spb. Ltd.»
Saint-Petersburg	Saint-Petersburg

** CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Appendix 1
to the Contract No ACP-01-08 of 23 November, 2007

Services rendered by ACP system

1.	Unification of gaming and other equipment (boards, transaction terminals etc.) into a single network.
2.	Renders options of description of the gaming equipment belonging to the user (equipment database, asset register).
3.	Collection and registration of gaming equipment counters in the system database.
4.	Collection and registration of information about events on the gaming equipment (door opening/closing etc.) in the system database.
5.	Renders the option of money accounting based on the data collected according the clause 3.4 or similar information inserted manually (e.g. for non-connected gaming locations).
6.	Provides functions of audit and control of slot-machine operating based on the data collected according to the clause 3.4.
7.	Collection and processing of information about bets on gaming equipment.
8.	Forms progressive winnings based on the data received according to the clause 7:
a.	Types of formed progressive winnings
Mystery
Normal Progressive
Lucky Chance
b.	Characteristics of formed progressive winnings
Start value
Highest value
Permission / prohibition of assignments into hidden
Percentage of assignments into hidden
Percentage of assignments from slot-machines
etc.
9.	Displays information about dynamics of accumulation (odometer) and won Jackpots. Displaying information about a won Jackpot the following values are available:
a.	Jackpot sum
b.	Slot-machine number
c.	Gaming location
d.	Organisation
e.	Jackpot title
f.	Player card ID of the player who won the Jackpot
g.	Won prize title (if Lucky Chance Jackpot)
h.	Slot-machine ID
i.	Box number (if Jackpot is organised on tables)/
10.	Displays advertisement information on displaying devices.
11.	Renders the option of player database control.
12.	Renders the option of player account control.
13.	Renders the option of player card control.
14.	Collection and registration of information about gaming sessions opening / closing and game results during the gaming session in the system database.

** CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Executive’s signature
15.	Renders the option of collecting bonus points on player accounts on the basis of the information received according to the clause 14.
16.	Renders the option of exchanging bonus points for prizes.
17.	Marketing function realisation on the basis of the information according to the clauses 11, 12 and 13.
18.	Player card issuing.
19.	Renders reports based on the data collected in the clauses 3, 4, 7, 8 and 14.
20.	Renders the function of visual analysis of gaming equipment operating results.
21.	Renders the function of progressive prize control.
22.	Common gaming services between several operators are available for organisation (common Jackpots, common Bonus-Club).
23.	Provides information about system functioning to be displayed on the customer’s web-site.

PARTIES’ SIGNATURES:

THE CUSTOMER:	THE EXECUTIVE:
Signature /s/ Valentin Bystrov	Signature /Petrovsky A.V./
Round company seal:	Round company seal:
Limited liability company	Limited liability company
Firma “Profit”	«Octavian. Spb»/«Octavian. Spb. Ltd.»
Saint-Petersburg	Saint-Petersburg

** CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Appendix 2
to the Contract No ACP-01-08 of 23 November, 2007

List of services and order of their rendering
1. Service cost
Service cost per one slot-machine per month is   **   , VAT is not included.
Included services are:
-	Software maintenance and support – ** per one slot-machine.
-	Development – ** per one slot-machine.

2. Software maintenance and support
Software maintenance includes:
-	«helpdesk» (24 hours 7 days a week)
-	instant reaction on incidents with 1 class interruptions (1 class interruption is any interruption because of which the service is unavailable to the customer so he/she cannot do his/her activities).
-	Correction of all bugs, rendering standard system upgrades.
-	Executive representative presence on weekly and monthly meetings (free of charge) on customer’s request.

3. Development
-	The Executive guarantees to give 10 developers to modify system functions on Customers request.
Any development is to be done on the basis of agreed specifications signed by legally authorized Customer representatives. The work will be done as the sequence of the following steps:

A)	Product definition – The result is product description.
B)	Product specification – The result is the signed specification for the whole system and criteria of acceptance tests.
C)	Release – The result is the completely tested system.
D)	Test – The result is the completely debugged code.
E)	Acceptance test – Is done according to the coordinated program of acceptance tests.
F)	Installation and changing – The result is the operating system with complete documentation.

Changes:
-
Any changes into the agreed specification (requirement specification) for the development are added in the written form under the mutual agreement. The term of development on changed specifications are also to be agreed between the Parties.

PARTIES’ SIGNATURES:

THE CUSTOMER:	THE EXECUTIVE:
Signature /s/ Valentin Bystrov	Signature /Petrovsky A.V./
Round company seal:	Round company seal:
Limited liability company	Limited liability company
Firma “Profit”	«Octavian. Spb»/«Octavian. Spb. Ltd.»
Saint-Petersburg	Saint-Petersburg

ADDITIONAL AGREEMENT No 1
TO THE CONTRACT FOR RENDERING SERVICES No ACP-01-08

Saint-Petersburg	01 January, 2008

The Limited liability company “Firma “Profit”, hereinafter called Customer in the person of the General director V.A. Bystrov, acting under The Organisation Charter, on the one part, and The Limited liability company «Octavian. SPb», hereinafter called Executive in the person of the General director A.V. Petrovsky, acting under The Organisation Charter, on the other part, , have signed the present Additional Agreement whereby it is agreed as follows:

1. Paragraph 4.1. of the Contract is edited:

“4.1. The Contract comes into force from the day it is signed and is valid to 31 December, 2020.”

2. The present Additional Agreement comes into force from the day it is signed and is the essential part of the Contract for rendering services No ACP-01-08 of 23.11.2007.

PARTIES’ SIGNATURES:

THE CUSTOMER:	THE EXECUTIVE:
Signature /s/ Valentin Bystrov	Signature /Petrovsky A.V./
Round company seal:	Round company seal:
Limited liability company	Limited liability company
Firma “Profit”	«Octavian. Spb»/«Octavian. Spb. Ltd.»
Saint-Petersburg	Saint-Petersburg

** CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Additional Agreement
to the Contract for Rendering Services No ACP-01-08 of 23 November, 2007

Saint-Petersburg	21 January, 2008

The Limited liability company “Firma “Profit”, hereinafter called Customer in the person of the General director V.A. Bystrov, acting under The Organisation Charter, on the one part, and The Limited liability company «Octavian. SPb», hereinafter called Executive in the person of the General director A.V. Petrovsky, acting under The Organisation Charter, on the other part, have signed the present Agreement whereby it is agreed as follows:

1. Add the following paragraph 3.8. to the Contract for Rendering Services No ACP-01-08 of 23 November, 2007:
“The payment for services according to the present Contract is done in two steps:
- the payment on the basis of         **         per one slot-machine, VAT is not included, is transferred within 5 (Five) days the Acceptance and Delivery Report for the rendered services has been signed,
- the payment on the basis of         **         per one slot-machine, VAT not included, is transferred within 10 (Ten) days the Acceptance and Delivery Report for the rendered services has been signed.”

2. The rest of paragraphs in the Contract for Rendering Services No ACP-01-08 of 23 November, 2007 are not changed.

3. The present Agreement is the essential part of the Contract for rendering services No ACP-01-08 of 23 November, 2007 and comes into force from the day it is signed.

PARTIES’ SIGNATURES:

THE CUSTOMER:	THE EXECUTIVE:
Signature /s/ Valentin Bystrov	Signature /Petrovsky A.V./
Round company seal:	Round company seal:
Limited liability company	Limited liability company
Firma “Profit”	«Octavian. Spb»/«Octavian. Spb. Ltd.»
Saint-Petersburg	Saint-Petersburg

Additional agreement
To the contract of rendering of services No ACP-01-08 dated November 23, 2007

Saint-Petersburg	February 01, 2008

Limited Liability Company “Firm “Profit”, hereinafter referred to as the “Customer”, represented by the Director General V.A. Bystrov, acting on the basis of the Articles of Association, on the one part, and Limited Liability Company “Octavian. SPb. Ltd”, hereinafter referred to as the “Executor”, represented by the Director General A.V. Petrovsky, acting on the basis of Articles of Association, on the other hand, have entered into the present additional agreement as follows:

1. To add to the Contract of rendering of services No ACP-01-08 dated November 23, 2007 clause 2.6. reading as follows:

“2.6. The Executor is obliged, until December 31, 2008, to improve the ASR system (hereinafter referred to as the system) so that it would comply with the conditions and requirements:

1.	General requirements
The system should support:
a.	Management of equipment list, with possibility to trace equipment structure
b.	Full set of counters of the equipment, available for use in reports
c.	Registration of events and creation of reports on events, which occurred to the equipment.
The registered events should be stored in the database for the term of not less than 7 days. At formation of reports there should be a possibility to specify:
i.	The Period of time
ii.	The List of events for analysis
iii.	The number of slot machine or group of slot machines (both listed and formed by means of specification of certain conditions, in particular, gambling hall)
The drawn up reports should be detailed and complete. The detained report should reflect:
i.	Slot machine number
ii.	Slot machine location in the hall
iii.	Date and time of event time
iv.	Event descript ion
If necessary, the detailed report should display values of counters of the equipment:
i.	At the moment of occurrence of the event
ii.	Change of counters in comparison with the previous event
The complete report should reflect:
i.	Slot machine number ii.
ii.	Slot machine location in the hall
iii.	Even description
iv.	Quantity of events of the same type on this slot machine.
d.	Procedure of closing of gambling day and balance data (“Count”)
i.	Beginning and termination of procedure “Count”

The copy is true	/signature/	/signature/
/seal/ Saint-Petersburg * Limited Liability Company “Octavian. SPb. Ltd”

ii.	Registration of counters in the course of this procedure, including counters of tokens and notes (total and individual by banknotes of different denomination)
iii.	Registration and display in the report of results of work the equipment by counters and withdrawn monetary funds, as well as discrepancy of such values
iv.	Search and elimination of reasons for divergences, which have arisen in the process of “Count” procedure
e.	Procedure “Emergency Count” (withdrawal of money from the slot machine beyond “Count” procedure)
2.	Audit of actions of attendants in the gambling hall
a.	Handling of manual operations with money (manual payment, replenishment of hopper etc.) by means of slot-checks generated by the system or by means of identification cards of personnel
b.	Slot-checks are used for:
i.	Audit and control
ii.	Can provide marketing and promo-information
c.	The audit system should be able to register and notify the user in real time on the following types of events:
i.	Credit leak
ii.	Jackpot
iii.	Mystery jackpot
iv.	Hopper emptying
v.	Insertion of bank note into the note-receiver
vi.	Opening of doors of the slot machine
vii.	Opening of doors and access to the note-receiver
3.	Differentiation of the rights of users and access management
a.
It is necessary to provide access to functions of management and accounting generated by the system from any workstation connected to the network. Access to specific functions and accounts should be limited by password (rights of user)

b.	The system should provide hierarchical level of access
c.	It is necessary to introduce a stricter procedure of access to slot machines keys
d.	The system should support the procedure of delivery/obtaining and management of keys to the gambling equipment
4.	Financial functions
a.	Analysis of incomes
i.	Possibility of generation of income statements for any period
ii.	Possibility of generation of income statements with selection of the period for comparison
iii.	Possibility of generation of statements for budget and planning purposes
iv.	Possibility of generation of statements for supervising bodies (tax reports)
b.	Analysis of expenses
i.	Management of categories of expenses
ii.	Control over use of materials assets
iii.	Management of purchases
1.	should be carried out in electronic form
2.	functions of ordering, approval, payment etc. should be differentiated by access monitory system

The copy is true	/signature/	/signature/
/seal/ Saint-Petersburg * Limited Liability Company “Octavian. SPb. Ltd”

iv.	Balance striking
1.	Budget
2.	ordered
3.	suspended or pending (“frozen means”)
4.	is accepted to balance
5.	accessible budget
5.	Personnel management
a.	Estimation of overall performance of personnel
i.	Accounting of all actions of personnel of the gambling hall and generation of reports (summary or detailed) with the account of:
1.	ID of personnel
2.	Gambling hall
3.	Time or time interval
ii.	Account of time spent for such actions
b.	Management of personnel work schedule
i.	Creation of the schedule of work should be automated
ii.	Worked hours should be coordinated with
iii.	Recording of arrival and leaving from/to work should be automated
6.	Bonus and club programs for players
a.	The rating of the player should be formed on the basis of results of games for a certain period
b.	Encouragements and gifts to players should be granted on the basis of rules preliminary prepared in the system and be registered
c.	The system should give following reports:
i.	The list of players registered for the period
ii.	Rating of the players for the period
iii.	Average expenditure of players by periods
iv.	Issued wins with binding to players, attendants or shift
v.	Reports connected with the accounting of prizes from shops, gifts and free drinks/meals from bars and restaurants.
7.	Anonymous inspectors in gambling halls
a.	Maintenance of work and control over work of anonymous inspectors
b.	Analysis of work of attendants of gambling halls on the basis of information received in the course of inspection
8.	Accounting of quantity of visitors of gambling halls
a.	Determination and gathering of the information on quantity of visitors of gambling halls
b.	Creation of reports on dynamics of visiting halls (summary, taking into account times of day, halls etc.)
9.	Questionnaires in halls
a.	Online polling in halls
b.	Possibility to quickly change the lists of questions
c.	Options of answers should be based on Smile Faces (example: L - unsatisfactory K - satisfactory, J - excellent)

The copy is true	/signature/	/signature/
/seal/ Saint-Petersburg * Limited Liability Company “Octavian. SPb. Ltd”

10.	Management of work of subsystem of jackpots generation
a.
Setting of parameters of jackpot and connection of slot machines to jackpot should be dispersed. After setting of parameters of the jackpot, the slot machines are simply connected to this jackpot without the need to establish individual percent of deduction

b.	The system should provide a convenient user interface for initial adjustment of jackpots
11.	“Token-free” operation
12.	Visual analysis of work of gambling equipment on the hall layout. The following indicators should be accessible for analysis:
a.	Financial indicators
b.	Slot machine location
c.	List of messages on the slot machine
d.	Detailed information on the slot machine
e.	Video from cameras
13.	Devices and systems of presentation of information in the halls.
a.	Should give an opportunity to display information display about drawing of jackpots together with various media - and advertising information
14.	Add-ons to games bases on Mystery principles of jackpot
a.	Special products, which can be used together with standard slot machines (for example, top box for additional bonus games)
b.	Possibility to offer players a smaller percent of deductions from the slot machine, not accessible in the original game
15.	Unique products
a.	Creation of game systems, in which Mystery jackpots are closely connected with the game (Sprint Pay)
16.	Test laboratory (minicasino)
a.	All possibilities of ASR system should be presented and tested in the test laboratory
b.	This laboratory can be used for check of work of various slot machines in the ASR system environment
17.	Promo-systems
a.	Creation of specialized promo-products operating in the environment of ASR system and intended for carrying out of promo-actions
b.	The products include tournaments, prom-jackpots (including, but limited to, LuckyChance jackpot), draws, etc.
c.	Requirements to such products, as well as implementation terms should be determined by separate additional agreements to the given contract
18.	“Cash desk” module
a.	Supports processing of transactions from connected slot machines, helping in striking of balance of the casino
b.	Provides interaction with card payment systems
19.	Security chambers
a.	Installation of security chambers in halls
b.	Adjustment of special actions at detection of predetermined set of events
c.	Video image recording at detection of predetermined set of events”.

2. In all other respects to leave the Contract of rendering of services No ACP-01-08 dated November 23, 2007 unchanged.

3. All documents and information, specified in clause 1 of the present additional agreement, should be transferred to the custody of lawyer I.V. Mogilnikov (law firm No 24 of Saint-Petersburg City Bar) according to the Agreement No 1-O dated 01.01.2008 concluded between the parties.

The copy is true	/signature/	/signature/
/seal/ Saint-Petersburg * Limited Liability Company “Octavian. SPb. Ltd”

4. The present additional agreement becomes effective from the date of its signing and is an integral part of the contract of rendering of services No ACP-01-08 dated November 23, 2007.

SIGNATURES OF THE PARTIES:

CUSTOMER:	EXECUTOR:

/s/Valentin Bystrov	/s/Petrovsky A.V.
/signature/	/signature/

/seal/ Saint-Petersburg * Limited Liability Company “Firm Profit”
/seal/ Saint-Petersburg * Limited Liability Company “Octavian. SPb. Ltd”

The copy is true	/signature/	/signature/
/seal/ Saint-Petersburg * Limited Liability Company “Octavian. SPb. Ltd”

I, the undersigned certified translator Vasilisa V. Androsova, fluent in both Russian and English languages, confirm that the above is a true, accurate and complete translation of the attached document.

/s/ Vasilisa V. Androsova